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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 29, 2003


                CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2003, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2003-15, Mortgage Pass-Through Certificates, Series 2003-15).


                                   CWMBS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                         333-103029                      95-4449516
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  (State of Other Jurisdiction             (Commission                   (I.R.S. Employer
       of Incorporation)                   File Number)                Identification No.)

                       4500 Park Granada                                        91302
                      Calabasas, California                                  ------------
            ---------------------------------------                           (Zip Code)
                     (Address of Principal
                       Executive Offices)



        Registrant's telephone number, including area code (818) 225-3240
                                                           ----- --------


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Item 5.    Other Events.
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Filing of Computational Materials
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     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-15, GOLDMAN, SACHS & CO. ("GOLDMAN"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "GOLDMAN Computational Materials") for distribution to its potential investors. Although the Company provided GOLDMAN and with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the GOLDMAN Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The GOLDMAN Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated April 29, 2003.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated April 24, 2003 and the prospectus supplement dated April 24, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-15.

Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------
           Information and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

  99.1   GOLDMAN Computational Materials filed on Form SE dated April 29, 2003

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.




                                  By: /s/ Darren Bigby
                                      -------------------------------
                                      Darren Bigby
                                      Vice President


Dated:  April 29, 2003

                                  Exhibit Index
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Exhibit                                                                             Page
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99.1    GOLDMAN Computational Materials filed on Form SE dated April 29, 2003.         6



                                      5

                                  EXHIBIT 99.1
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    GOLDMAN Computational Materials filed on Form SE dated April 29, 2003.